united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number       811-01528

                                                              Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL 60606

(Address of principal executive offices)          (Zip code)

James M. Landis
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code:     312-236-9160

Date of fiscal year end:      06/30

Date of reporting period:     6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BRUCE FUND, INC.

     REPORT TO SHAREHOLDERS

     _______________________

     Annual Report
     June 30, 2008

BRUCE FUND, INC.
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606
(312) 236-9160

BRUCE FUND, INC.

Management’s Discussion and Analysis

The Bruce Fund (the “Fund”) shares produced a total return of -13.04% for the year ended June 30, 2008, compared to a total return of -13.11% for the S&P 500 Index and -16.19% for the Russell 2,000 Index for the same period. Unfortunately, both stock and bond holdings contributed to the loss in the period. Liquidity issues were acute in the period which resulted in prices substantially less than anticipated. The Fund’s investment objective is long term capital appreciation and the risks of this strategy include interim results that are volatile, inconsistent and disappointing. There is also the risk that the Fund fails to achieve its objective. Current areas of investment include intermediate term bonds trading at substantial discounts to par value as well as small and micro-cap equities divided between value, growth, and turnaround plays. The Fund also has approximately 14% of its assets in long term U.S. Treasury zero coupon bonds and approximately 8 % in cash or money markets as a more defensive posture. This strategy encompasses significant investment risks, which are again outlined in the prospectus. Industry groups where the Fund is currently concentrated are biotechs, healthcare services, pharmaceuticals and energy.

           Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-872-7823.

* The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 30, 1998 and held through June 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800-872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs are also available by calling the Fund at (800) 872-7823. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2008) and held for the entire period (through June 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Bruce Fund	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period* January 1 – June 30, 2008
Actual	$1,000.00	$960.85	$4.34
Hypothetical**	$1,000.00	$1,020.43	$4.48

* Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

BRUCE FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2008

COMMON STOCKS - (43.28%)
No. of Shares		Issue	Cost	Market Value
	Automotive/Transportation (3.69%)
160,500	(a)	AMERCO	$ 8,487,142	$ 7,652,640
53,300	(a)	Amerigon, Inc.	374,699	378,963
133,791		Noble International, Ltd.	1,795,793	598,046
			10,657,634	8,629,649

	Biological Products (0.07%)
61,410	(a)	Advanced Life Sciences Holdings, Inc.	64,528	64,480
92,405	(a)	Vion Pharmaceuticals, Inc.	534,904	105,342
			599,432	169,822

	Business Services (0.69%)
210,000	(a)	Internet Capital Group, Inc.	1,518,587	1,623,300

	Chemicals (1.61%)
252,685	(a)	Omega Protein Corp.	2,012,545	3,777,641

	Consumer Products (2.92%)
1,681,706	(a)	Alanco Technologies, Inc.	3,641,225	2,354,388
395,400	(a)	American Italian Pasta Co. - Class A	1,602,157	4,483,836
			5,243,382	6,838,224

	Electric Services (0.77%)
79,849	(a)	Calpine Corp.	1,422,805	1,801,393

	Energy/Energy Services (11.70%)
154,660	(a)	Arena Resources, Inc.	982,856	8,169,141
268,500	(a)	ATP Oil & Gas Corp.	11,020,601	10,597,695
180,624	(a)	Double Eagle Petroleum Co.	3,657,297	3,292,776
140,000	(a)	Hercules Offshore, Inc.	4,062,902	5,322,800
			19,723,656	27,382,412

	Guided Missiles & Space Vehicles & Parts (0.34%)
1,370,073	(a)	SPACEHAB, Inc.	5,557,768	782,312

	Health Services (3.59%)
629,647	(a)	America Service Group, Inc.	7,134,460	5,761,270
608,229	(a)	EDAP TMS S.A. (ADR)	5,106,685	1,818,605
182,300	(a)	Health Grades, Inc.	156,028	818,527
			12,397,173	8,398,402

	Manufacturing (2.04%)
1,731,500		AirBoss of America Corp. (Canadian)	5,706,705	4,778,594

	Mineral Exploration (5.22%)
5,825,100	(a)	Admiral Bay Resources, Inc.	4,153,315	2,285,012
280,000		Kinross Gold Corp.	2,749,745	6,610,800
199,270	(a)	Solitario Exploration & Royalty Corp. (Canadian)	347,555	980,408
199,864	(a)	TXCO Resources, Inc.	2,432,694	2,350,401
			9,683,309	12,226,621

	Pharmaceutical/Drug Delivery (7.04%)
631,746	(a)	Durect Corp.	2,244,259	2,318,508
130,000	(a)	Elan Corp., plc (ADR)	851,573	4,621,500
50,000		Merck & Co., Inc.	2,130,679	1,884,500
3,876,748	(a)	NexMed, Inc.	4,539,889	5,039,772
150,000		Pfizer, Inc.	3,890,679	2,620,500
			13,657,079	16,484,780

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.
SCHEDULE OF INVESTMENTS - continued
June 30, 2008

COMMON STOCKS - (43.28%) - continued
No. of Shares		Issue	Cost	Market Value
Property-Casualty Insurance (2.71%)
1,057,511	(a)	GAINSCO, Inc.	$ 5,685,630	$ 3,384,035
60,000		RLI Corp.	2,767,668	2,968,200
			8,453,298	6,352,235

Telecommunications (0.89%)
632,679		iBasis, Inc.	1,262,819	2,075,187

		Total Common Stocks	97,896,192	101,320,572

CONVERTIBLE PREFERRED STOCKS (1.94%)
Power Producers (1.94%)
10,000		AES Trust III 6.75%	331,030	484,375
129,900		Edge Petroleum Corp., 5.75%	6,340,213	4,059,375
		Total Convertible Preferred Stocks	6,671,243	4,543,750

BONDS (45.68%)
Principal		Issue
U.S. Government (14.41%)
$ 34,000,000		U.S. Treasury "Strips", 0.00% due 8-15-2028	12,172,923	13,168,098
40,000,000		U.S. Treasury "Strips", 0.00% due 8-15-2029	14,758,785	14,870,320
20,000,000		U.S. Treasury "Strips", 0.00% due 2-15-2036	5,661,138	5,709,900
			32,592,846	33,748,318

Municipal (0.03%)
1,000,000	(a)	Indianapolis Airport Authority 6.50% due 11-15-2031	166,972	80,000

Corporate (0.71%)
2,300,000		Charter Communications LLC 9.92% due 4-1-2011	1,859,017	1,656,000

Corporate Convertibles (30.53%)
9,179,000		Antigenics, Inc. 5.25% due 2-1-2025	5,731,698	5,576,243
2,000,000		Atherogenics, Inc. 1.50% due 2-1-2012	1,726,035	140,000
9,013,000		Atherogenics, Inc. 4.50% due 3-1-2011	7,130,476	991,430
4,389,000	(c)	C&D Technologies, Inc. 5.25% due 11-1-2025	3,915,485	4,723,661
2,250,000		C&D Technologies, Inc. 5.25% due 11-1-2025	2,177,213	2,421,562
7,300,000		Cell Genesys, Inc. 3.125% due 11-1-2011	6,222,346	5,283,375
5,500,000		Cell Therapeutics, Inc. 4.00% due 7-1-2010	4,243,247	1,127,500
5,250,000	(c)(e)	Cell Therapeutics, Inc. 5.75% due 12-15-2011	4,719,625	1,207,500
1,000,000	(c)(e)	Cell Therapeutics, Inc. 6.75% due 10-31-2010	1,000,000	300,000
1,800,000	(c)(e)	Ciphergen Biosystems, Inc. 7.00% due 9-1-2011	1,518,213	1,260,000
5,650,000		CV Therapeutics, Inc. 2.75% due 5-16-2012	5,432,558	4,597,687
9,140,000	(e)	deCODE genetics, Inc. 3.50% due 4-15-2011	7,616,513	2,422,100
2,000,000	(c)(e)	Edap TMS S.A. 9.00% due 10-30-2012	2,000,000	1,800,000
6,600,000		Endeavor International Corp. 6.00% due 1-15-2012	6,192,442	5,923,500
3,500,000		Epix Medical, Inc. 3.00% due 6-15-2024	2,511,131	2,135,000
3,000,000		Human Genome Sciences, Inc., 2.25% due 10-15-2011	2,745,669	2,321,250
2,150,000		Incyte Corp. 3.50% due 2/15/2011	1,894,502	2,010,250
2,000,000		Indevus Pharmaceuticals, Inc. 6.25% due 7-15-2009	1,882,672	1,805,000
3,000,000	(c)	Isis Pharmaceuticals, Inc. 2.625% due 2-15-2012	2,756,057	3,453,750
3,060,000		Isis Pharmaceuticals, Inc. 2.625% due 2-15-2027	3,110,118	3,522,825
2,466,638	(b)(e)	Kellstrom Industries, Inc. 5.50% due 6-15-2003	143,750	73,999
1,000,000	(b)(e)	Kellstrom Industries, Inc. 5.75% due 10-15-2002	53,750	30,000
2,700,000		Midway Games, Inc. 6.00% due 9-30-2025	2,528,667	2,278,125
9,019,000		Oscient Pharmaceuticals 3.50% due 4-15-2011	7,321,156	3,675,243
5,150,000		Terremark Worldwide, Inc. 9.00% due 6-15-2009	4,850,731	5,066,313
4,000,000		Viropharma, Inc. 2.00% due 3-15-2017	3,156,993	3,370,000
7,000,000	(c)	Vion Pharmaceuticals, Inc. 7.75% due 2-15-2012	6,667,163	3,491,250
920,000		Vion Pharmaceuticals, Inc. 7.75% due 2-15-2012	489,534	458,850
		Total Corporate Convertibles	99,737,744	71,466,413

		Total Bonds	134,356,579	106,950,731

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.
SCHEDULE OF INVESTMENTS - continued
June 30, 2008

WARRANTS (0.03%)
No. of Shares		Issue	Cost	Market Value
168,000	(a)(e)	Edap Inc., expires 10-30-2013	$ -	$ 42,000
468,000	(a)(e)	Vion Pharmaceuticals, Inc., expires 2-15-2010	-	23,400
		Total Warrants	-	65,400

RIGHTS (0.01%)

200,000	(a)(e)	Calpine Corp. Escrow Retirement Rights	-	20,000
		Total Warrants	-	20,000

MONEY MARKET (8.52%)

19,956,296	(d)	Fidelity Prime Fund Capital Reserve - Class 1.82%	19,956,296	19,956,296
		Total Money Market	19,956,296	19,956,296

		Total Investments (99.46%)	$ 258,880,310	$ 232,856,749

		Cash and other assets less liabilities (0.54%)		1,265,945

		TOTAL NET ASSETS (100.00%)		$ 234,122,694

	(a)	Non-cash income producing security.
	(b)	In default.
	(c)	Private Placement and restricted security under Rule 144A of the Securities Act of 1933.
	(d)	Variable rate securities; the money market rate shown represents the rate at June 30, 2008.
	(e)	This security is currently valued according to the fair value procedures approved by the Fund.

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.
Statement of Assets and Liabilities
June 30, 2008

Assets
Investments in securities, at market value (cost $258,880,310)	$ 232,856,749
Interest receivable	1,622,618
Dividends receivable	170,653
Receivable for Fund shares sold	58,262
Prepaid expenses	12,273
Total Assets	234,720,555

Liabilities
Cash overdraft	2,646
Accrued advisory fees	112,374
Other accrued expenses	100,885
Payable for investments purchased	29,475
Payable for Fund shares redeemed	350,357
Accrued trustee expenses	2,124
Total Liabilities	597,861

Net Assets	$ 234,122,694

Net Assets consist of:
Capital stock (684,135 shares of $1 par value
capital stock issued and outstanding: 2,000,000
shares authorized)	$ 684,135
Paid in capital	253,174,610
Accumulated undistributed net investment income	3,313,819
Accumulated undistributed net realized gain on investments	2,973,691
Net unrealized depreciation on investments	(26,023,561)

Net Assets	$ 234,122,694

Shares outstanding (2,000,000 shares authorized)	684,135

Net asset value, offering and redemption price per share	$ 342.22

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.
Statement of Operations
For the fiscal year ended June 30, 2008

Investment Income
Interest income	$ 14,091,280
Dividend income (Net of foreign withholding taxes of $14,331)	878,661
Total Income	14,969,941

Expenses
Investment adviser fee	1,666,530
Transfer agent expense	275,308
Administration expense	197,315
Fund accounting expense	77,042
Postage expense	64,649
Report printing expense	50,253
Registration expense	44,129
Custodian expense	33,313
Audit expense	29,551
Insurance expense	2,257
Director expense	706
Miscellaneous expense	346
Total Expenses	2,441,399
Net Investment Income	12,528,542

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	3,221,511
Change in unrealized appreciation (depreciation)
on investment securities	(60,291,963)
Net realized and unrealized gain (loss) on investment securities	(57,070,452)
Net increase (decrease) in net assets resulting from operations	$ (44,541,910)

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.
Statements of Changes in Net Assets

	Fiscal	Fiscal
	Year ended	Year ended
	June 30, 2008	June 30, 2007
Operations
Net investment income	$ 12,528,542	$ 11,606,308
Net realized gain on investment securities	3,221,511	4,620,812
Change in unrealized appreciation (depreciation) on investment securities	(60,291,963)	13,846,431
Net increase (decrease) in net assets resulting from operations	(44,541,910)	30,073,551

Distributions
From net investment income	(16,226,177)	(7,419,641)
From net realized gain	(4,414,701)	(9,462,178)
Total distributions	(20,640,878)	(16,881,819)

Capital Share Transactions
Proceeds from shares sold	27,267,676	170,848,346
Reinvestment of distributions	19,628,827	15,996,527
Amount paid for shares repurchased	(128,471,052)	(44,745,119)
Net increase (decrease) in net assets resulting
from capital share transactions	(81,574,549)	142,099,754

Total Increase (Decrease) in Net Assets	(146,757,337)	155,291,486

Net Assets
Beginning of year	380,880,031	225,588,545

End of year	$ 234,122,694	$ 380,880,031

Accumulated undistributed net investment income
included in net assets at end of year	$ 3,313,819	$ 7,011,454

Capital Share Transactions
Shares sold	70,759	414,394
Shares issued in reinvestment of distributions	55,958	39,452
Shares repurchased	(340,586)	(107,602)

Net increase (decrease) from capital share transactions	(213,869)	346,244

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.
Financial Highlights
Selected data for each share of capital stock outstanding through each year is presented below

	Fiscal year ended June 30,
	2008	2007	2006	2005		2004

Selected Per Share Data
Net asset value, beginning of year	$ 424.14	$ 408.85	$ 350.35	$ 283.34		$ 184.27

Income from investment operations:
Net investment income	18.48	12.86	8.14	5.67	[1]	4.41	[1]
Net realized and unrealized gain (loss)	(73.12)	25.57	60.55	73.01		107.66
Total from investment operations	(54.64)	38.43	68.69	78.68		112.07

Less Distributions to Shareholders:
From net investment income	(21.45)	(10.17)	(5.41)	(5.19)		(5.35)
From net realized gain	(5.83)	(12.97)	(4.78)	(6.48)		(7.65)
Total distributions	(27.28)	(23.14)	(10.19)	(11.67)		(13.00)

Net asset value, end of year	$ 342.22	$ 424.14	$ 408.85	$ 350.35		$ 283.34

Total Return[4]	-13.04%	9.66%	19.98%	27.80%		62.52%

Ratios and Supplemental Data
Net assets, end of year ($ millions)	$ 234.12	$ 380.88	$ 225.59	$ 81.54		$ 14.88
Ratio of expenses to average net assets[2]	0.82%	0.78%	0.94%	1.03%		1.17%
Ratio of net investment income to
average net assets[3]	4.22%	3.72%	2.89%	1.73%		1.81%
Portfolio turnover rate	20.80%	14.69%	29.02%	10.05%		22.01%

[1] Figures are based on average daily shares outstanding during the year.
[2] Ratio of expenses to average net assets before reimbursement for 2004 was 1.27%.
There were no expense reimbursements in 2005, 2006, 2007, and 2008.
[3] Ratio of net investment income to average net assets before reimbursement for 2004 was 1.70%.
There were no expense reimbursements in 2005, 2006, 2007, and 2008.
[4] Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See ccompanying notes which are an integral part of these financial statements.

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2008

NOTE A - ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been as an investment company. The name of the Fund was changed to Bruce Fund, Inc., in October 1983. The Fund is an open end, diversified, management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce and Co., Inc. (the “Adviser”).

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of Bruce Fund, Inc. have been prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and reporting practices prescribed for the mutual fund industry. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A description of the significant accounting policies follows:

          1.           Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors of the Fund.

          Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors has determined will represent fair value.

2.        Federal income taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

          3. Accounting for uncertainty in income taxes: Effective July 1, 2007, the Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2008

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended June 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by the U.S. Federal tax authorities for the tax years prior to 2005.

          4.           Fair Value Measurements: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

5. Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned, and discounts on investments are accreted into income using the effective interest method. Realized gains or losses from securities transactions are recorded on the specific identification method for both book and tax purposes.

As of June 30, 2008, the net unrealized depreciation on investments for financial reporting purposes was as follows:

At June 30, 2008 the aggregate cost of securities for financial reporting purposes was $258,880,310.

NOTE C - PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2008, purchases and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2008

NOTE D - RELATED PARTIES

Bruce and Co., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000.

As of June 30, 2008, Robert B. Bruce was the beneficial owner of 16,095 Fund shares, R. Jeffrey Bruce was the beneficial owner of 3,975 Fund shares and Robert DeBartolo was the beneficial owner of 154 Fund shares. Robert B. Bruce and Robert DeBartolo are directors of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the Adviser.

NOTE E - DIVIDEND DISTRIBUTION

During December 2007, the Fund announced a dividend from net investment income of $21.4461 per share, a short-term capital gain distribution of $0.7879 per share, and a long-term capital gain distribution of $5.0470 per share. These distributions were payable December 17, 2007 to shareholders of record on December 14, 2007.

The tax character of distributions paid during fiscal years 2008 and 2007 was as follows:

As of June 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

NOTE F - RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, through private placements. At June 30, 2008, the aggregate market value of such securities amounted to $16,236,161 or 6.93% of the Fund’s net assets. The securities have been valued using quoted market prices. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Bruce Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (the “Fund”) (a Maryland corporation), including the schedule of investments as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 2008 and 2007, and the financial highlights for the five years ended June 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the securities owned as of June 30, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for the years ended June 30, 2008 and 2007, and the financial highlights for the five years ended June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

August 25, 2008

Directors and Officers

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the board of directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age), Position with Fund**, Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Ward M. Johnson (71) Independent Director, December 1985 to present	2002 to present - Real Estate Sales, Landings Co.
Robert DeBartolo (48) Independent Director, March 2007 to present	2007 to present – Managing Director, Valuepoint Advisers, Omnicom; 2000 to 2007 – Executive Vice President, Corbett Accel Healthcare Group, Omnicom
*	The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

** The Fund consists of one series. The Fund is not part of a Fund Complex.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address*, (Age), Position with Fund,** Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Robert B. Bruce*** (76) Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present

l974 to present - principal, Bruce and Co. (investment adviser); l982 to present - Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (48) Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to present – Director, Professional Life & Casualty Company (life insurance issuer)
*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

** The Fund consists of one series. The Fund is not part of a Fund Complex.

*** Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser. Robert Bruce is the father of Jeffrey Bruce.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 872-7823 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

BRUCE FUND

OFFICERS AND

DIRECTORS

Robert B. Bruce

President and Treasurer

R. Jeffrey Bruce

Vice President and Secretary

Robert DeBartolo

Director

W. Martin Johnson

Director

Investment Adviser

Bruce and Co., Inc.

Chicago, Illinois

Custodian

Huntington National Bank

Columbus, Ohio

Transfer Agent

Unified Fund Services, Inc.

Indianapolis, Indiana

Counsel

Thomas P. Ward

Lake Forest, Illinois

Independent Registered Public Accounting Firm

Grant Thornton LLP

Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

(a)      Audit Fees

     Bruce Fund

     FY 2008          $ 27,500

     FY 2007          $ 35,000

(b)      Audit-Related Fees

Bruce Fund          Registrant                    Adviser

     FY 2008                           $ 0                         $ 0

     FY 2007                           $ 0                         $ 0

     Nature of the fees:

(c)     Tax Fees

     Bruce Fund

FY 2008                $ 0

         FY 2007                $ 0

     Nature of the fees:     preparation of the 1120 RIC

(d)      All Other Fees

     Bruce Fund

                                            Registrant                    Adviser
FY 2008                               $ 0

         FY 2007                               $ 0

     Nature of the fees:

(e)     (1)      Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Board

                         Registrant

Audit-Related Fees:          100%

Tax Fees:                         100%

All Other Fees:                 100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2008          $ 0                         $0

     FY 2007          $ 0                         $0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of September 5, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Code of ethics is filed herewith.

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(a)(3)     Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Bruce Fund, Inc.

By       /s/ Robert B. Bruce

     Robert B. Bruce, President

Date           9/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Robert B. Bruce

     Robert B. Bruce, President

Date           9/5/08

By      /s/ R. Jeffery Bruce

R. Jeffery Bruce, Principal Accounting Officer

Date          9/5/08